Fixed Assets, Net	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
FIXED ASSETS, NET

NOTE 5 - FIXED ASSETS, NET

	December 31,
	2020	2019
	USD in thousands
Cost:
Computers and software	595	597
Office furniture and equipment	216	173
Leasehold improvements	349	346
	1,160	1,116
Less – accumulated depreciation	733	485

Fixed assets, net	427	631

Depreciation expenses for the years ended December 31, 2020 and December 31, 2019 were $254 and $259, respectively.